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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 30, 2000


                                 INCHORUS.COM
                                 ------------
            (Exact name of registrant as specified in its charter)

                                   000-28069
                                   ---------
                           (Commission File Number)

             Nevada                                      86-0891610
             ------                                      ----------
       (State or other jurisdiction         (I.R.S. Employer Identification No.)
     of incorporation or organization)

       2041 Mission College Boulevard, Suite 259, Santa Clara, CA 95054
        ----------------------------------------------------------------
          (Address of Principal Executive Offices Including Zip Code)

      Registrant's telephone number, including area code: (408) 566-6000
                                                          --------------
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ITEM 5.  OTHER EVENTS

     On November 15, 2000, we terminated two non-executive level employees. On November 30, 2000, we terminated twelve additional employees, constituting all of our non-executive level employees due to our continued severe capital shortfall. Six executive officers continue to be employed by inChorus.com. However, there can be no assurance that these executives will remain with the Company.


                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         INCHORUS.COM

Date: December 5, 2000                   By: /s/ William Yuan
                                             ----------------
                                         William Yuan, Chief Executive Officer


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